FORMAT DOCUMENT SERVICES, INC.
1010 Calle Cordillera, Suite 106
San Clemente, CA 92673


                                                                 INVOICE  1075



---------------- ---------------------
     DATE             INVOICE #
---------------- ---------------------
    5.01.05             05-200
---------------- ---------------------


------------------- -------------- --------------------
      TERMS           DUE DATE          ACCOUNT #
------------------- -------------- --------------------
      Net 15           6.01.05            1075
------------------- -------------- --------------------




------------------------------------------------- ------------------------------
BILL TO:                                          PHONE NUMBER
------------------------------------------------- ------------------------------
LITFUNDING CORP.                                  702.317.1610
------------------------------------------------- ------------------------------
3760 Pecos McCleod
------------------------------------------------- ------------------------------
Las Vegas, NV 89121
-------------------- ------------------- ---------------------------------------

DATE FILED           FORM TYPE           DESCRIPTION
-------------------- ------------------- ---------------------------------------
4.14.05              3/A                 1 page
-------------------- ------------------- ---------------------------------------
4.13.05              8-K                 4 pages
-------------------- ------------------- ---------------------------------------
4.11.05              POS AM              64 pages, 10 tables
-------------------- ------------------- ---------------------------------------
4.11.05              SC 13D              4 pages
-------------------- ------------------- ---------------------------------------
4.11.05              8-K                 4 pages
-------------------- ------------------- ---------------------------------------
4.11.05              8-K                 4 pages
-------------------- ------------------- ---------------------------------------
4.11.05              RW                  2 pages
-------------------- ------------------- ---------------------------------------
4.6.05               8-K                 4 pages
-------------------- ------------------- ---------------------------------------
3.14.05              8-K                 3 pages
-------------------- ------------------- ---------------------------------------
3.14.05              8-K                 4 pages
-------------------- ------------------- ---------------------------------------
3.16.05              Form 4              1 page
                                         Howard Appel
-------------------- ------------------- ---------------------------------------
3-16-05              Form 4              1 page
                                         David Wallace
-------------------- ------------------- ---------------------------------------
3.16.05              4/A                 1 page
                                         Howard Appel
-------------------- ------------------- ---------------------------------------
3.16.05              Form 4              1 page
                                         Stanley Weiner
-------------------- ------------------- ---------------------------------------
3.16.05              Form 4              1 page
                                         Morton Reed
-------------------- ------------------- ---------------------------------------
3.16.05              Form 4              1 page
                                         Andrew Scherr
-------------------- ------------------- ---------------------------------------
3.17.05              SC- 13D             4 pages
                                         Stanley Weiner
-------------------- ------------------- ---------------------------------------
3.17.05              SC-13D              4 pages
                                         Morton Reed
-------------------- ------------------- ---------------------------------------
3.21.05               8-K                2 pages
-------------------- ------------------- ---------------------------------------
3.21.05              Pre-14C             49 pages, 4 tables
-------------------- ------------------- ---------------------------------------
3.21.05              10-KSB              45 pages, 7 tables
-------------------- ------------------- ---------------------------------------
3.22.05              Form 3              1 page
                                         Amira Robert
-------------------- ------------------- ---------------------------------------
3.31.05              Form 4              1 page
                                         Morton Reed
-------------------- ------------------- ---------------------------------------

ITEM                                          PAGE COUNT     RATE      AMOUNT
-------------------------------------------   ---------- ----------- ---------
EDGARization (per page)                           206      $10.00
-------------------------------------------   ---------- ----------- ---------
Tabular (per page)                                21       $15.00
-------------------------------------------   ---------- ----------- ---------
Revisions                                                  $5.00         0
-------------------------------------------   ---------- ----------- ---------
Keyed-in pages                                             $19.00        0
-------------------------------------------   ---------- ----------- ---------
Filing Fee                                        23      $100.00
-------------------------------------------   ---------- ----------- ---------
Rush-job (less than 2 hours)                                50%         $0
-------------------------------------------   ---------- ----------- ---------
Subtotal Legalization, Proofing, Filing
-------------------------------------------   ---------- ----------- ---------

                                              ------------- -------------------
                                              Total              $4615.00
                                              ------------- -------------------
                                              Past Due           $9570.00
                                              ------------- -------------------
                                              Balance Due       $14,185.00
                                              ------------- -------------------




                     Please call if you have any question...
                          Thank you for your business!
          Phone: (949) 481-9203 Fax: (949) 481-9207 Cell: (949)510-9647
              Email: r.neely@formatds.com Website: www.formatds.com


================================================================================


LitFunding Corp., a Nevada corporation, herewith agrees to issue to Mr. Ryan Neely, President, Format, Inc., and Format, Inc. herewith agrees to accept, the sum of 27,500 shares of the common stock of LitFunding Corp., a Nevada corporation, issued to Mr. Ryan Neely on or about July 21, 2005 and registered by means of LitFunding Corp.'s Registration Statement on or about July 21, 2005 as payment in full for the account balance of $14,185 owed to Format Inc. pursuant to Format, Inc.'s invoice to LitFunding Corp., for Edgarization and document formatting services to date, dated July 21, 2005.



AGREED AND ACCEPTED:


/s/ Ryan Neely
--------------------------
Ryan Neely, an individual


/s/ Ryan Neely
--------------------------
Ryan Neely, President
Format, Inc.


/s/ Morton Reed
--------------------------
Morton Reed, President
LitFunding Corp.